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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) July 12, 2001



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
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              (Exact Name of Registrant as Specified in Charter)

           Delaware                            333-87441                       13-3789046
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(State or Other Jurisdiction of        (Commission File Number)    (I.R.S. Employer Identification
        Incorporation)                                                               No.)


                                60 Wall Street
                           New York, New York 10260
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                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------



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Item 5.    Other Events
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Filing of Collateral Term Sheet.
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         In connection with the proposed offering of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2001-CIBC2, J.P. Morgan, a division of Chase Securities Inc., CIBC World Markets Corp., Salomon Smith Barney and Merrill Lynch & Co. Incorporated (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

         The Collateral Term Sheet is attached hereto as Exhibit 99. This Collateral Term Sheet supercedes any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

           Exhibit No                                            Description
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              99                                         Collateral Term Sheet
                                                        Filed on Form SE dated
                                                             July 16, 2001

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                         SECURITIES CORP.




                                   By:/s/ Bianca A. Russo
                                      -----------------------------------
                                      Name:  Bianca A. Russo
                                      Title: Vice President



Dated:   July 17, 2001

                                 Exhibit Index
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                     Exhibit                                     Page
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99             Collateral Term Sheet                              6
               Filed on Form SE
               dated July 16, 2001